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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367) of which this Exhibit forms a part.


/s/ Eide Bailly LLP


March 3, 1999

Sioux Falls, South Dakota